   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 1999
                                                      REGISTRATION NO. 333-90913
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                          CASELLA WASTE SYSTEMS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                            4953                           03-0338873
  (State or Other Jurisdiction      (Primary Standard Industrial            (I.R.S. Employer
      of Incorporation or           Classification Code Number)          Identification Number)
         Organization)

                              25 GREENS HILL LANE,
                             RUTLAND, VERMONT 05701
                                 (802) 775-0325
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                         ------------------------------

                                JOHN W. CASELLA
                PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN
                          CASELLA WASTE SYSTEMS, INC.
                              25 GREENS HILL LANE
                             RUTLAND, VERMONT 05701
                                 (802) 775-0325
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                         ------------------------------

                                   COPIES TO:

        JEFFREY A. STEIN, ESQ.                          BRIAN HOFFMANN, ESQ.
           HALE AND DORR LLP                        CADWALADER, WICKERSHAM & TAFT
            60 STATE STREET                                100 MAIDEN LANE
           BOSTON, MA 02109                              NEW YORK, NY 10038
            (617) 526-6000                                 (212) 504-6000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As promptly as practicable after this registration statement becomes effective and the effective time of the proposed merger of Rutland Acquisition Sub, Inc., a wholly owned subsidiary of the Registrant, with and into KTI, Inc. as described herein.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____
                           --------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT OR AMENDMENTS WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL SUCH REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE OR DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

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
                                EXPLANATORY NOTE

    The sole purpose of this Amendment No. 2 is to refile Exhibits 23.2 and 99.6.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 15th day of November, 1999.

                                                       CASELLA WASTE SYSTEMS, INC.

                                                       By:             /s/ JOHN W. CASELLA
                                                            -----------------------------------------
                                                                         John W. Casella
                                                              PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                                                             CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                                                       President, Chief Executive
                 /s/ JOHN W. CASELLA                     Officer and Chairman
     -------------------------------------------         (Principal Executive       November 15, 1999
                   John W. Casella                       Officer)

                /s/ JAMES W. BOHLIG*                   Senior Vice President,
     -------------------------------------------         Chief Operating Officer    November 15, 1999
                   James W. Bohlig                       and Director

                                                       Vice President and Chief
                 /s/ JERRY S. CIFOR                      Financial Officer
     -------------------------------------------         (Principal Accounting and  November 15, 1999
                   Jerry S. Cifor                        Financial Officer)

               /s/ DOUGLAS R. CASELLA*
     -------------------------------------------       Director                     November 15, 1999
                 Douglas R. Casella

              /s/ JOHN F. CHAPPLE III*
     -------------------------------------------       Director                     November 15, 1999
                 John F. Chapple III

               /s/ GREGORY B. PETERS*
     -------------------------------------------       Director                     November 15, 1999
                  Gregory B. Peters

*By /s/ JOHN W. CASELLA
---------------------------------

       John W. Casella, ATTORNEY-IN-FACT

                                      II-6